UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

September 17, 2012

AI DOCUMENT SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-143602	333-143602
Commission File Number	IRS Employer Identification No.

25 Robert Pitt Drive, Monsey, NY	10952
(Address of Principal Executive Offices)	Zip Code

845-622-1400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .. Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .. Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .. Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .. Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Citrin Cooperman & Company, LLP

On September 17, 2012 AI Document Services, Inc. dismissed Citrin Cooperman & Company, LLP (“Citrin”)  as its independent registered public accounting firm.

The report of Citrin on the Company’s financial statements for the years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. The report did include an explanatory paragraph about the uncertainty as to the Registrant's ability to continue as a going concern. During the period of Citrin’s engagement as the Company’s independent registered public accounting firm through September 17, 2012 (the “Engagement Period”), there were no disagreements as defined in Item 304 of Regulation S-K with Citrin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Citrin, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Engagement Period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided Citrin with a copy of this Report prior to its filing with the Securities and Exchange Commission (the “SEC") and requested Citrin to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above. A copy of such letter is included as Exhibit 16.1 to this Form 8-K.

(b) Engagement of PMB Helin Donovan, LLP

On September 17, 2012, we appointed PMB Helin Donovan, LLP (“PMB”), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During our two most recent fiscal years through September 17, 2012, neither us nor anyone on our behalf consulted PMB regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01

EXHIBITS

Exhibit No.               Description

16.1

Letter from Citrin Cooperman & Company, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AI Document Services, Inc.

Registrant

/s/ Mark Cohen

By: Mark Cohen

Its: President

Dated: September 28, 2012